                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - - MAY 27, 1999
                        (DATE OF EARLIEST EVENT REPORTED)



                                  BRUNO'S, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          COMMISSION FILE NUMBER 0-6544


              ALABAMA                              63-0411801
----------------------------------        ----------------------------
     (STATE OF INCORPORATION)                   (I.R.S. EMPLOYER
                                               IDENTIFICATION NO.)

       800 LAKESHORE PARKWAY
        BIRMINGHAM, ALABAMA                          35211
----------------------------------        ----------------------------
       (ADDRESS OF PRINCIPAL                       (ZIP CODE)
        EXECUTIVE OFFICES)




         REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: 205-940-9400

ITEM 5.      OTHER EVENTS


         As previously reported, on February 2, 1998, Bruno's, Inc. and its 11 subsidiaries (collectively referred to as the "Debtors") each filed a petition for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The petitions were filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under case numbers 98-212(SLR) through 98-223(SLR)(the "Chapter 11 Cases"). The Chapter 11 Cases have been procedurally consolidated for administrative purposes. Since the commencement of the Chapter 11 Cases, the Debtors have been operating their businesses and managing their properties as debtors-in-possession pursuant to the Bankruptcy Code.

         On May 27, 1999, the Debtors filed with the Bankruptcy Court (i) the Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Proposed Plan of Reorganization") and (iii) the Debtors' Joint Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). A copy of the Proposed Plan of Reorganization is attached to this Current Report on Form 8-K as Exhibit 2.3 and is incorporated herein by reference. A copy of the Disclosure Statement may be obtained from the Bankruptcy Court.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

       DESIGNATION
       OF EXHIBIT                     DESCRIPTION OF EXHIBIT
       -----------                    ----------------------
          2.3          Debtors' Joint Plan of Reorganization under Chapter 11 of
                       the Bankruptcy Code

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              BRUNO'S, INC.



                              By  /s/ Walter M. Grant
                                -------------------------------------------
                                  Walter M. Grant
                                  Senior Vice President and General Counsel




June 4, 1999

                                  BRUNO'S, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX OF EXHIBITS




       EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT
       --------------                 ----------------------
           2.3             Debtors' Joint Plan of Reorganization under Chapter 11 of
                           the Bankruptcy Code



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